                                                                    Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

   THE                             TO THE HOLDERS OF:    98-CAT-1
BANK OF                            The Bank of New York, as Trustee under the
  NEW                              Lehman Brothers Racers Series
  YORK                             Class A-1 Certificates
                                           CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis statement for the period ending: September 04, 2001

INTEREST ACCOUNT
Balance as of March 01, 2001                                                                                  $0.00
      Schedule Income received on securities.................................                         $1,843,750.00
      Unscheduled Income received on securities..............................                                 $0.00
      Schedule Interest received from Swap Counterparty......................                                 $0.00
      Unscheduled Interest received from Swap Counterparty...................                                 $0.00
      Interest Received on sale of Securties.................................                                 $0.00
LESS:
      Distribution to Beneficial Holders.....................................$1,220,263.00
      Distribution to Swap Counterparty......................................        $0.00
      Trustee Fees...........................................................    $2,250.00
      Fees allocated for third party expenses................................      $750.00
Balance as of September 04, 2001                                                  Subtotal              $620,487.00


PRINCIPAL ACCOUNT
Balance as of March 01,2001                                                                                   $0.00
      Scheduled Principal payment received on securities.....................                                 $0.00
      Principal received on sale of securities...............................                                 $0.00
LESS:
      Distribution to Beneficial Holders.....................................  $620,487.00
      Distribution to Swap Counterparty......................................        $0.00
Balance as of September 04, 2001                                                  Subtotal              $620,487.00
                                                                                   Balance                    $0.00

                          UNDERLYING SECURITIES HELD AS OF: September 04,2001

Principal
Amount                                    Title of Security
------                                    -----------------
5,000,000                              CATERPILLAR INC
                                       CUSIP# : 149-123-BE0